UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2013

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Stock Purchase Agreement

Pursuant to the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) entered into between Triangle Petroleum Corporation (the “Company”) and NGP Triangle Holdings, LLC (the “Purchaser”) on March 2, 2013, the Company agreed to sell to the Purchaser 9,300,000 shares of common stock of the Company (“Common Stock”) at $6.00 per share for aggregate consideration of $55.8 million.  The Purchaser currently holds a convertible note with an initial aggregate principal amount of $120,000,000 that it acquired from the Company on July 31, 2012 (the “Convertible Note”).

The completion of the stock purchase pursuant to the Stock Purchase Agreement is subject to customary closing conditions.  Further, pursuant to the Stock Purchase Agreement, at the closing of the transaction, the Company and the Purchaser have agreed to enter into amendments to their existing Investment Agreement and Registration Rights Agreement.  Forms of the First Amendment to Investment Agreement and the Amended and Restated Registration Rights Agreement are attached to the Stock Purchase Agreement as exhibits thereto.

Amendment to Investment Agreement

In connection with the issuance and sale of the Convertible Note in July 2012, the Company entered into an investment agreement (the “Investment Agreement”) by and among the Company, the Purchaser and NGP Natural Resources X, L.P. (“Parent”).  At the closing of the Stock Purchase Agreement, the Company, the Purchaser and Parent will enter into a First Amendment to Investment Agreement (the “Amendment”) that will modify the Investment Agreement as follows:

•                  Under the terms of the Investment Agreement, the Purchaser is entitled to designate one director to the Company’s Board of Directors (the “Board”) until such time as (1) the Purchaser ceases to hold at least the lesser of (i) 50% of the shares of Common Stock that would have been be issuable to the Purchaser upon conversion of the Convertible Note on the original issuance date of the Convertible Note (without taking into account any shares of Common Stock acquired by the Purchaser other than through conversion of the Convertible Note), and (ii) 10% of the then-outstanding shares of Common Stock (without taking into account any shares of Common Stock acquired by the Purchaser other than through conversion of the Convertible Note and pursuant to its preemptive rights under the Investment Agreement), or (2) the Purchaser is in material breach of its standstill obligations or anti-hedging covenant as described below (each, a “Termination Event”).  The Amendment will modify the definition of Termination Event to provide that the shares of Common Stock issued pursuant to the Stock Purchase Agreement will be included in calculating whether the Purchaser holds 10% of the then-outstanding shares of Common Stock.

•                  The Investment Agreement grants the Purchaser with the right to purchase its pro rata share on an as-converted basis of any future equity offerings by the Company until such time as a Termination Event occurs.  The Amendment provides that in calculating the Purchaser’s pro rata share, all shares of Common Stock sold pursuant to the Stock Purchase Agreement that are then held by the Purchaser will be excluded both from the number of shares of Common Stock owned by the Purchaser and from the number of shares of Common Stock outstanding on the date of determination.

Except for other clarifying amendments, the Investment Agreement will not otherwise be modified.

Amended and Restated Registration Rights Agreement

In connection with the issuance and sale of the Convertible Note, the Company also entered into a Registration Rights Agreement with the Purchaser (the “Original Registration Rights Agreement”). Under the terms of the Stock Purchase Agreement, the Company and the Purchaser will amend and restate the Original Registration Rights Agreement (as so amended and restated, the “Amended and Restated Registration Rights Agreement”) to provide that the shares of Common Stock sold pursuant to the Stock Purchase Agreement are also entitled to registration rights thereunder.  In addition, the Amended and Restated Registration Rights Agreement will provide the Purchaser with two demand registration rights per year and a total of five demand registration rights, as opposed to one demand registration right per year and a total of three demand registration rights under the Original Registration Rights Agreement.

The foregoing summaries of the Stock Purchase Agreement and the forms of the Amendment and the Amended and Restated Registration Rights Agreement attached thereto are qualified in their entirety by reference to the Stock Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02              Unregistered Sales of Equity Securities.

The information in Item 1.01 above regarding the Stock Purchase Agreement is incorporated herein by reference.

The shares of Common Stock to be issued to the Purchaser pursuant to the Stock Purchase Agreement will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.  The shares of Common Stock to be issued to the Purchaser pursuant to the Stock Purchase Agreement may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Item 7.01              Regulation FD Disclosure.

On March 4, 2013, the Company issued a press release announcing the Stock Purchase Agreement and its effects on the Company’s previously announced fiscal year 2014 budget and production and financial guidance. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Stock Purchase Agreement, dated March 2, 2013, between Triangle Petroleum Corporation and NGP Triangle Holdings, LLC
Exhibit 99.1	Press Release, dated March 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 10.1*	Stock Purchase Agreement, dated March 2, 2013, between Triangle Petroleum Corporation and NGP Triangle Holdings, LLC
Exhibit 99.1*	Press Release, dated March 4, 2013

* Filed herewith.